Exhibit 10.21

EXECUTION VERSION

THIRD AMENDMENT TO THE
PURCHASE AND SALE AGREEMENT

This THIRD AMENDMENT TO THE PURCHASE AND SALE AGREEMENT (this “Amendment”), dated as of September 30, 2020, is entered into by and among the following parties:

(i)	BRIGHTVIEW LANDSCAPES, LLC, as Servicer (in such capacity, the “Servicer”) and a Remaining Originator (as defined below);
(ii)	Brightview Puerto Rico, LLC, as an Originator (the “Exiting Originator”);
(iii)	THE VARIOUS PARTIES LISTED ON THE SIGNATURE PAGES HERETO, as Remaining Originators (collectively, the “Remaining Originators” and each, a “Remaining Originator”); and
(iv)	BRIGHTVIEW FUNDING LLC, as Buyer (the “Buyer”).

Capitalized terms used but not otherwise defined herein (including such terms used above) have the respective meanings assigned thereto in the Agreement described below.

BACKGROUND

A.The parties hereto are parties to the Purchase and Sale Agreement, dated as of April 28, 2017 (as amended by the First Amendment to the Purchase and Sale Agreement and Omnibus Amendment to the Subordinated Notes, dated as of February 15, 2018, and the Second Amendment to the Purchase and Sale Agreement, dated as of September 30, 2020, and as further amended, restated, supplemented or otherwise modified through the date hereof, the “Agreement”).

B.Concurrently herewith, the Buyer, as seller, and the Exiting Originator, as buyer, are entering into that certain Assignment Agreement, dated as of the date hereof (the “Assignment Agreement”).

C.The Exiting Originator desires to no longer be party to the Agreement as an Originator thereunder effective as of the date hereof.

D.The parties hereto desire to amend the Agreement as set forth herein.

NOW, THEREFORE, with the intention of being legally bound hereby, and in consideration of the mutual undertakings expressed herein, each party to this Amendment hereby agrees as follows:

SECTION 1.Amendments to the Agreement.  The Agreement is hereby amended as follows:

(a)Schedule I of the Agreement is hereby replaced in its entirety with the schedule attached hereto as Schedule I.

Third Amendment to Purchase and Sale Agreement (BrightView)

(b)Schedule II of the Agreement is hereby replaced in its entirety with the schedule attached hereto as Schedule II.

(c)Schedule III of the Agreement is hereby replaced in its entirety with the schedule attached hereto as Schedule III.

(d)Schedule V of the Agreement is hereby replaced in its entirety with the schedule attached hereto as Schedule V.

SECTION 2.Release of Exiting Originator.  The parties hereto hereby agree that upon the effectiveness of this Amendment, the Exiting Originator shall no longer (a) be a party to the Agreement or any other Transaction Document and shall no longer have any obligations or rights thereunder (other than such obligations which by their express terms survive termination of the Agreement or such other Transaction Document) and (b) sell any Receivables or Related Rights to the Buyer pursuant to the Agreement or otherwise.

SECTION 3.Delegation and Assumption of Exiting Originator’s Obligations.  Effective immediately prior to the removal of the Exiting Originator as a party to the Agreement pursuant to Section 2 above, the Exiting Originator hereby delegates to the Remaining Originators, and the Remaining Originators, jointly and severally, hereby assume all of the Exiting Originator’s duties, obligations and liabilities, to the extent if any, under the Agreement and each of the other Transaction Documents.

SECTION 4.Cancellation of Subordinated Notes.  The Exiting Originator represents and warrants to the other parties hereto that it (a) currently holds the Subordinated Note made by the Buyer to the Exiting Originator (the “Exiting Originator Note”) and (b) has not sold, pledged, assigned, or otherwise transferred the Exiting Originator Note or any interest therein.  The Exiting Originator acknowledges and agrees that all the Buyer’s outstanding obligations (including, without limitation, any payment obligations) under the Exiting Originator Note have been finally and fully paid and performed on or prior to the date hereof.  The Exiting Originator Note is hereby cancelled and shall have no further force or effect.

SECTION 5.Consent to Assignment Agreement.  The parties hereto consent to the Buyer and the Exiting Originator entering into the Assignment Agreement in the form of Exhibit A hereto.

SECTION 6.Authorization to File Financing Statement.  Upon the effectiveness of this Amendment, the Exiting Originator and the Buyer hereby authorize the Administrative Agent to file (at the expense of the Buyer) one or more UCC-3 terminations in the form of Exhibit B hereto.

SECTION 7.Representations and Warranties of the Originators and Servicer.  The Originators and the Servicer hereby represent and warrant to each of the parties hereto as of the date hereof as follows:

(a)Representations and Warranties.  The representations and warranties made by it in the Agreement and each of the other Transaction Documents it which it is a party are true and correct as of the date hereof.

2	Third Amendment to Purchase and Sale Agreement (BrightView)

(b)Enforceability.  The execution and delivery by it of this Amendment, and the performance of its obligations under this Amendment, the Agreement (as amended hereby) and the other Transaction Documents to which it is a party are within its organizational powers and have been duly authorized by all necessary action on its part, and this Amendment, the Agreement (as amended hereby) and the other Transaction Documents to which it is a party are (assuming due authorization and execution by the other parties thereto) its valid and legally binding obligations, enforceable in accordance with its terms, except (x) the enforceability thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws from time to time in effect relating to creditors’ rights, and (y) the remedy of specific performance and injunctive and other forms of equitable relief may be subject to equitable defenses and to the discretion of the court before which any proceeding therefor may be brought.

(c)No Event of Default; No Purchase and Sale Termination Event.  No Event of Default, Unmatured Event of Default, Purchase and Sale Termination Event or Unmatured Purchase and Sale Termination Event has occurred and is continuing, or would occur as a result of this Amendment or the transactions contemplated hereby.

SECTION 8.Effect of Amendment; Ratification.  All provisions of the Agreement and the other Transaction Documents, as expressly amended and modified by this Amendment, shall remain in full force and effect.  After this Amendment becomes effective, all references in the Agreement (or in any other Transaction Document) to “this Purchase and Sale Agreement”, “this Agreement”, “hereof”, “herein” or words of similar effect referring to the Agreement shall be deemed to be references to the Agreement as amended by this Amendment. This Amendment shall not be deemed, either expressly or impliedly, to waive, amend or supplement any provision of the Agreement other than as set forth herein.  The Agreement, as amended by this Amendment, is hereby ratified and confirmed in all respects.

SECTION 9.Effectiveness.  This Amendment shall become effective as of the date hereof:

(a)upon the Administrative Agent’s receipt of counterparts to this Amendment executed by each of the parties hereto; and

(b)upon the Administrative Agent’s receipt of counterparts to the Assignment Agreement executed by each of the parties thereto.

SECTION 10.Severability.  Any provisions of this Amendment which are prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

SECTION 11.Transaction Document.  This Amendment shall be a Transaction Document for purposes of the Receivables Financing Agreement.

SECTION 12.Counterparts.  This Amendment may be executed in any number of counterparts and by different parties on separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute but one

3	Third Amendment to Purchase and Sale Agreement (BrightView)

and the same instrument.  Delivery of an executed counterpart of a signature page to this Amendment by facsimile or e-mail transmission shall be effective as delivery of a manually executed counterpart hereof.  The words “execution”, “executed”, “signed”, “signature”, and words of like import in this Amendment shall be deemed to include electronic signatures or electronic records, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act.

SECTION 13.GOVERNING LAW AND JURISDICTION.

(a)THIS AMENDMENT, INCLUDING THE RIGHTS AND DUTIES OF THE PARTIES HERETO, SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK (INCLUDING SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK, BUT WITHOUT REGARD TO ANY OTHER CONFLICTS OF LAW PROVISIONS THEREOF).

(b)EACH PARTY HERETO HEREBY IRREVOCABLY SUBMITS TO THE EXCLUSIVE JURISDICTION OF ANY NEW YORK STATE OR FEDERAL COURT SITTING IN NEW YORK CITY, NEW YORK IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AMENDMENT, AND EACH PARTY HERETO HEREBY IRREVOCABLY AGREES THAT ALL CLAIMS IN RESPECT OF SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH NEW YORK STATE COURT OR, TO THE EXTENT PERMITTED BY LAW, IN SUCH FEDERAL COURT.  THE PARTIES HERETO HEREBY IRREVOCABLY WAIVE, TO THE FULLEST EXTENT THEY MAY EFFECTIVELY DO SO, THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH ACTION OR PROCEEDING.  THE PARTIES HERETO AGREE THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW.

SECTION 14.Section Headings.  The various headings of this Amendment are included for convenience only and shall not affect the meaning or interpretation of this Amendment, the Agreement or any provision hereof or thereof.

SECTION 15.Reaffirmation.  After giving effect to this Amendment and the transactions contemplated by this Amendment, all of the provisions of the Performance Guaranty shall  remain in full force and effect and the Performance Guarantor hereby ratifies and affirms the Performance Guaranty and acknowledges that the Performance Guaranty has continued and shall continue in full force and effect in accordance with its terms.

[Signature Pages Follow]

4	Third Amendment to Purchase and Sale Agreement (BrightView)

IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first written above.

BRIGHTVIEW FUNDING LLC, a Delaware limited liability company, as Buyer

By:	/s/ Katriona Knaus
Name: Katriona Knaus
Title: Treasurer

BRIGHTVIEW LANDSCAPES, LLC, a Delaware limited liability company, as Servicer and a Remaining Originator

By:	/s/ Katriona Knaus
Name: Katriona Knaus
Title: Treasurer

MethEny Commercial Lawn Maintenance, Inc., a Texas corporation, as a Remaining Originator

By:	/s/ Katriona Knaus
Name: Katriona Knaus
Title: Assistant Treasurer

Brightview Chargers, Inc., a Delaware corporation, as a Remaining Originator

By:	/s/ Katriona Knaus
Name: Katriona Knaus
Title: Assistant Treasurer

S-1	Third Amendment to Purchase and Sale Agreement (BrightView)

Brightview Enterprise Solutions, LLC, a Florida limited liability company, as a Remaining Originator

By:	/s/ Katriona Knaus
Name: Katriona Knaus
Title: Assistant Treasurer

Brightview Landscape Services, Inc., an Arizona corporation, as a Remaining Originator

By:	/s/ Katriona Knaus
Name: Katriona Knaus
Title: Assistant Treasurer

Brightview Landscape Services, Inc., a California corporation, as a Remaining Originator

By:	/s/ Katriona Knaus
Name: Katriona Knaus
Title: Assistant Treasurer

Brightview Landscape Services, Inc., a Colorado corporation, as a Remaining Originator

By:	/s/ Katriona Knaus
Name: Katriona Knaus
Title: Assistant Treasurer

S-2	Third Amendment to Purchase and Sale Agreement (BrightView)

Brightview Landscape Services, Inc., a Florida corporation, as a Remaining Originator

By:	/s/ Katriona Knaus
Name: Katriona Knaus
Title: Assistant Treasurer

Brightview Landscape Services, INC., a Georgia corporation, as a Remaining Originator

By:	/s/ Katriona Knaus
Name: Katriona Knaus
Title: Assistant Treasurer

Brightview Landscape Services, Inc., a Nevada corporation, as a Remaining Originator

By:	/s/ Katriona Knaus
Name: Katriona Knaus
Title: Assistant Treasurer

Brightview Landscape Services, Inc., a Texas corporation, as a Remaining Originator

By:	/s/ Katriona Knaus
Name: Katriona Knaus
Title: Assistant Treasurer

S-3	Third Amendment to Purchase and Sale Agreement (BrightView)

Brightview Landscape Development, Inc., an Arizona corporation, as a Remaining Originator

By:	/s/ Katriona Knaus
Name: Katriona Knaus
Title: Assistant Treasurer

Brightview Landscape Development, Inc., a California corporation, as a Remaining Originator

By:	/s/ Katriona Knaus
Name: Katriona Knaus
Title: Treasurer

Brightview Landscape Development, Inc., a Colorado corporation, as a Remaining Originator

By:	/s/ Katriona Knaus
Name: Katriona Knaus
Title: Assistant Treasurer

Brightview Golf Maintenance, Inc., a California corporation, as a Remaining Originator

By:	/s/ Katriona Knaus
Name: Katriona Knaus
Title: Assistant Treasurer

Brightview Tree Care Services, Inc., a California corporation, as a Remaining Originator

By:	/s/ Katriona Knaus
Name: Katriona Knaus
Title: Assistant Treasurer

S-4	Third Amendment to Purchase and Sale Agreement (BrightView)

Western Landscape Construction, a Nevada corporation, as a Remaining Originator

By:	/s/ Katriona Knaus
Name: Katriona Knaus
Title: Assistant Treasurer

U. S. Lawns, Inc., a Florida corporation, as an Remaining Originator

By:	/s/ Katriona Knaus
Name: Katriona Knaus
Title: Assistant Treasurer

S-5	Third Amendment to Purchase and Sale Agreement (BrightView)

Brightview Puerto Rico, LLC, a Puerto Rico limited liability company, as an Exiting Originator

By:	/s/ Katriona Knaus
Name: Katriona Knaus
Title: Assistant Treasurer

S-6	Third Amendment to Purchase and Sale Agreement (BrightView)

ACKNOWLEDGED AND AGREED TO BY:

PNC BANK, NATIONAL ASSOCIATION, as the Administrative Agent

By:	/s/ Christopher Blaney
Name: Christopher Blaney
Title: Senior Vice President

PNC BANK, NATIONAL ASSOCIATION, as a Lender

By:	/s/ Christopher Blaney
Name: Christopher Blaney
Title: Senior Vice President

S-7	Third Amendment to Purchase and Sale Agreement (BrightView)

ACKNOWLEDGED AND AGREED TO BY:

BRIGHTVIEW ACQUISITION HOLDINGS, INC., as the Performance Guarantor

By:	/s/ Katriona Knaus
Name: Katriona Knaus
Title: Assistant Treasurer

S-8	Third Amendment to Purchase and Sale Agreement (BrightView)

Schedule I

LIST AND LOCATION OF EACH ORIGINATOR

Originator	Location
BrightView Landscapes, LLC	Delaware
Metheny Commercial Lawn Maintenance, Inc.	Texas
BrightView Chargers, Inc.	Delaware
BrightView Enterprise Solutions, LLC	Florida
BrightView Landscape Services, Inc.	Arizona
BrightView Landscape Services, Inc.	California
BrightView Landscape Services, Inc.	Colorado
BrightView Landscape Services, Inc.	Florida
BrightView Landscape Services, Inc.	Georgia
BrightView Landscape Services, Inc.	Nevada
BrightView Landscape Services, Inc.	Texas
BrightView Landscape Development, Inc.	Arizona
BrightView Landscape Development, Inc.	California
BrightView Landscape Development, Inc.	Colorado
BrightView Golf Maintenance, Inc.	California
BrightView Tree Care Services, Inc.	California
western Landscape Construction	Nevada
U. S. Lawns, Inc.	Florida

Schedule I-1	Third Amendment to Purchase and Sale Agreement (BrightView)

Schedule II

LOCATION OF BOOKS AND RECORDS OF ORIGINATORS

Originator	Location of Books and Records
BrightView Landscapes, LLC	980 Jolly Road Blue Bell, Pennsylvania 19422
Metheny Commercial Lawn Maintenance, Inc.	980 Jolly Road Blue Bell, Pennsylvania 19422
BrightView Chargers, Inc.	980 Jolly Road Blue Bell, Pennsylvania 19422
BrightView Enterprise Solutions, LLC	980 Jolly Road Blue Bell, Pennsylvania 19422
BrightView Landscape Services, Inc.	980 Jolly Road Blue Bell, Pennsylvania 19422
BrightView Landscape Services, Inc.	980 Jolly Road Blue Bell, Pennsylvania 19422
BrightView Landscape Services, Inc.	980 Jolly Road Blue Bell, Pennsylvania 19422
BrightView Landscape Services, Inc.	980 Jolly Road Blue Bell, Pennsylvania 19422
BrightView Landscape Services, Inc.	980 Jolly Road Blue Bell, Pennsylvania 19422
BrightView Landscape Services, Inc.	980 Jolly Road Blue Bell, Pennsylvania 19422
BrightView Landscape Services, Inc.	980 Jolly Road Blue Bell, Pennsylvania 19422
BrightView Landscape Development, Inc.	980 Jolly Road Blue Bell, Pennsylvania 19422
BrightView Landscape Development, Inc.	980 Jolly Road Blue Bell, Pennsylvania 19422
BrightView Landscape Development, Inc.	980 Jolly Road Blue Bell, Pennsylvania 19422
BrightView Golf Maintenance, Inc.	980 Jolly Road Blue Bell, Pennsylvania 19422
BrightView Tree Care Services, Inc.	980 Jolly Road Blue Bell, Pennsylvania 19422
western Landscape Construction	980 Jolly Road Blue Bell, Pennsylvania 19422
U. S. Lawns, Inc.	980 Jolly Road Blue Bell, Pennsylvania 19422

Schedule II-1	Third Amendment to Purchase and Sale Agreement (BrightView)

Schedule III

TRADE NAMES

BrightView Landscapes, LLC • BrightView
Metheny Commercial Lawn Maintenance, Inc. • BrightView
BrightView Chargers, Inc. • BrightView
BrightView Enterprise Solutions, LLC • BrightView
BrightView Landscape Services, Inc. • BrightView
BrightView Landscape Services, Inc. • BrightView
BrightView Landscape Services, Inc. • BrightView
BrightView Landscape Services, Inc. • BrightView
BrightView Landscape Services, Inc. • BrightView
BrightView Landscape Services, Inc. • BrightView
BrightView Landscape Services, Inc. • BrightView
BrightView Landscape Development, Inc. • BrightView
BrightView Landscape Development, Inc. • BrightView
BrightView Landscape Development, Inc. • BrightView
BrightView Golf Maintenance, Inc. • BrightView
BrightView Tree Care Services, Inc. • BrightView
Western Landscape Construction • BrightView
U. S. Lawns, Inc. • BrightView

Schedule III-1	Third Amendment to Purchase and Sale Agreement (BrightView)

Schedule V

NOTICE ADDRESSES

brightview funding llc

980 Jolly Road

Blue Bell, Pennsylvania 19422

brightview landscapes, llc

980 Jolly Road

Blue Bell, Pennsylvania 19422

If to any other Originator:

c/o BrightView Landscapes, LLC

980 Jolly Road

Blue Bell, Pennsylvania 19422

Schedule V-1	Third Amendment to Purchase and Sale Agreement (BrightView)

EXHIBIT A

[Form of Assignment Agreement]

Schedule V-2	Third Amendment to Purchase and Sale Agreement (BrightView)

ASSIGNMENT AGREEMENT

This Assignment Agreement (this “Assignment Agreement”) dated as of September 30, 2020 is between Brightview PUERTO RICO, LLC, a Puerto Rico limited liability company (the “Buyer”), and BRIGHTVIEW FUNDING LLC, a Delaware corporation (the “Seller”).

Reference is made to (i) the Receivables Financing Agreement, dated as of April 28, 2017 (as amended by the First Amendment to the Receivables Financing Agreement, dated as of February 21, 2019, and as further amended, supplemented or otherwise modified through and including the date hereof, the “Receivables Financing Agreement”), among the Seller, as borrower, BrightView Landscapes, LLC, as servicer (in such capacity, the “Servicer”), PNC Bank, National Association, as LC Bank and administrative agent (in such capacity, the “Administrative Agent”), PNC Capital Markets LLC, as structuring agent, and the Persons from time to time party thereto as Lenders and LC Participants, (ii) the Purchase and Sale Agreement, dated as of April 28, 2017 (as amended by the First Amendment to the Purchase and Sale Agreement and Omnibus Amendment to the Subordinated Notes, dated as of February 15, 2018, and by the Second Amendment to the Purchase and Sale Agreement, dated as of September 30, 2020, and as further amended, supplemented or otherwise modified through the date hereof, the “Purchase and Sale Agreement”), among the various entities as Originators thereunder from time to time, the Servicer and the Seller, and (iii) Third Amendment to Purchase and Sale Agreement, dated as of the date hereof (the “Sale Agreement Amendment”), among the Servicer, the Seller, the Buyer, as the exiting originator, and the originators party thereto, as remaining originators.  Capitalized terms not otherwise defined herein shall have the meanings set forth in the Receivables Financing Agreement.

The Seller, the Servicer and the Buyer have informed the Lender, the LC Bank and the Administrative Agent of the contemplated removal of the Buyer from the Purchase and Sale Agreement as an “Originator” thereunder.  In connection therewith, the Seller desires to sell to the Buyer, and the Buyer desires to purchase from the Seller, all of the Receivables that are currently outstanding and owned by the Seller and that were originated by the Buyer (collectively, the “Subject Receivables”).  The Subject Receivables are identified on the electronic data file which the Buyer (or the Servicer on its behalf) delivered to the Administrative Agent on or prior to the date hereof. In consideration of the payment by the Buyer to the Seller on the date hereof of the purchase price (the “Purchase Price”) in an amount equal to the reasonably equivalent value of the Subject Receivables on the date hereof, as mutually agreed by such parties and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Seller hereby sells, assigns and transfers to the Buyer and its successors and assigns all right, title and interest of the Seller in and to:

(a)	each Subject Receivable;
(b)	all rights to all Related Security with respect to all such Subject Receivables (but only so long as such Related Security is related solely to Subject Receivables and not any other Receivables);
(c)	all books and records of the Buyer to the extent related to any of the foregoing, and all rights, remedies, powers, privileges, title and interest (but not obligations)
Schedule V-3	Third Amendment to Purchase and Sale Agreement (BrightView)

in and to each Collection and all Collection Accounts, into which any Collections or other proceeds with respect to such Subject Receivables may be deposited, and any related investment property acquired with any such Collections or other proceeds (as such term is defined in the applicable UCC); and

(d)

all Collections and other proceeds (as defined in the UCC) of any of the foregoing that are or were received by Buyer (the items listed in clauses (b) through (d), collectively, the “Subject Receivables Related Rights” and together with the Subject Receivables, the “Transferred Property”).

provided however, that, for the avoidance of doubt, the Transferred Property shall not include any Related Rights to the extent relating to any Receivable that is not a Subject Receivable.

The Purchase Price shall be paid in full to the Seller by the Buyer on the date hereof in the form of (i) a reduction in the outstanding principal balance of the Subordinated Note in favor of the Buyer in an amount equal to the lesser of the Purchase Price and the outstanding principal balance of such Subordinated Note, plus (ii) to the extent the outstanding principal balance of such Subordinated Note is less than the Purchase Price immediately prior to giving effect to such payment, a cash payment in the amount of such difference in accordance with the terms hereof, which amount shall constitute a Collection on the Subject Receivables for all purposes of the Receivables Financing Agreement and shall be deposited on or prior to the date hereof into the Collection Account.

The assignment of the Seller made hereby is made without recourse, representation or warranty, except that the Seller represents and warrants that, immediately prior to such sale, assignment and transfer and after giving effect to the release contemplated below (a) it is the sole owner of the Transferred Property and (b) it is transferring the Transferred Property free and clear of any lien or encumbrance with respect thereto created by or through the Seller.  It is the intention of the Seller and the Buyer that the assignment contemplated by this Assignment Agreement shall constitute a sale of the Transferred Property from the Seller to the Buyer and the beneficial interest in and title to such assets shall not be part of the Seller’s estate in the event of the filing of a bankruptcy petition by or against the Seller under any bankruptcy law.  Each of the Buyer and the Seller hereby covenant and agree that, notwithstanding anything to the contrary set forth in the Purchase and Sale Agreement, no Subject Receivable shall hereafter be sold, transferred or assigned by the Buyer to the Seller pursuant to the Purchase and Sale Agreement.

By executing a counterpart hereto (a) the Administrative Agent, the LC Bank and the Lender each hereby acknowledge and consent to the transfers contemplated herein and (b) upon (x) the Administrative Agent’s receipt of counterparts of this Assignment Agreement signed by each of the parties hereto, (y) payment by the Buyer to the Seller of the Purchase Price in accordance with the terms hereof and (z) satisfaction of each condition to effectiveness set forth in the Sale Agreement Amendment, the Administrative Agent, LC Bank and the Lender hereby release all of their respective right, title and interest in and to the Transferred Property, and any and all liens, security interests or other encumbrances granted to the Administrative Agent, LC Bank or the Lender in the Transferred Property.  Each of the Administrative Agent, the LC Bank, the Lender and the Seller hereby agrees that (a) the term “Receivable” as used in the Receivables Financing Agreement and the other Transaction Documents shall no longer include any Subject

Schedule V-4	Third Amendment to Purchase and Sale Agreement (BrightView)

Receivables and (b) the term “Related Rights” or “Collections” as used in the Receivables Financing Agreement and the other Transaction Documents shall no longer include any Subject Receivables Related Rights.

This Assignment Agreement shall be a Transaction Document for purposes of the Receivables Financing Agreement.

Notwithstanding anything to the contrary herein or in the other Transaction Documents, by signing this Assignment Agreement, the Administrative Agent, the LC Bank and the Lender are not now waiving, nor have they agreed to waive in the future, any Purchase and Sale Termination Event, Unmatured Purchase and Sale Termination Event, Event of Default or Unmatured Event of Default, or the breach of, or any rights and remedies related to the breach of, any provisions of the Purchase and Sale Agreement or any other Transaction Documents.  This Assignment Agreement shall not be deemed, either expressly or impliedly, to waive, amend or supplement any provision of the Receivables Financing Agreement, the Purchase and Sale Agreement or any other Transaction Document other than as expressly set forth herein.

Each of the Buyer and the Seller, as to itself represents and warrants to the Administrative Agent, the Lender and the LC Bank that, immediately after giving effect to the sales, assignments, transfers and releases contemplated hereby, (i) the representations and warranties of such Person contained in each of the Transaction Documents, are true and correct (unless stated to relate solely to an earlier date, in which case such representations or warranties were true and correct as of such earlier date) and (ii) no Purchase and Sale Termination Event, Unmatured Purchase and Sale Termination Event, Event of Default or Unmatured Event of Default shall exist.

This Assignment Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement.  Delivery of an executed counterpart hereof by facsimile or other electronic means shall be equally effective as delivery of an originally executed counterpart.  The words “execution”, “executed”, “signed”, “signature”, and words of like import in this Assignment Agreement shall be deemed to include electronic signatures or electronic records, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act.  This Assignment Agreement may not be amended or otherwise modified except in writing executed by each of the parties hereto.

The Buyer hereby agrees that it will not institute, or join any other Person in instituting, against the Seller any Insolvency Proceeding for at least one year and one day following the Final Payout Date.

Schedule V-5	Third Amendment to Purchase and Sale Agreement (BrightView)

Any provision of this Assignment Agreement which are prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

THIS ASSIGNMENT AGREEMENT, INCLUDING THE RIGHTS AND DUTIES OF THE PARTIES HERETO, SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK (INCLUDING SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK, BUT WITHOUT REGARD TO ANY OTHER CONFLICTS OF LAW PROVISIONS THEREOF).

(continued on the following page)

Schedule V-6	Third Amendment to Purchase and Sale Agreement (BrightView)

IN WITNESS WHEREOF, the undersigned has caused this Assignment Agreement to be duly executed and delivered by its duly authorized officer as of the date first written above.

BRIGHTVIEW FUNDING LLC, as Seller

By:
Name:	Katriona Knaus
Title:	Treasurer

Brightview PUERTO RICO, LLC, as Buyer

By:
Name:	Katriona Knaus
Title:	Assistant Treasurer

Exhibit B	Second Amendment to Purchase and Sale Agreement (BrightView)

Acknowledged and Consented to:

PNC BANK, NATIONAL ASSOCIATION, as Administrative Agent

By:
Name:
Title:

Acknowledged and Consented to:

PNC BANK, NATIONAL ASSOCIATION, as Lender and LC Bank

By:
Name:
Title:

Exhibit B	Second Amendment to Purchase and Sale Agreement (BrightView)

EXHIBIT B

[Form of UCC-3 Termination Statement]

Exhibit B	Third Amendment to Purchase and Sale Agreement (BrightView)